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                         DUKE REALTY LIMITED PARTNERSHIP
                                     ISSUER

                                       TO

                       THE FIRST NATIONAL BANK OF CHICAGO
                                     TRUSTEE


                             ----------------------

                          FIRST SUPPLEMENTAL INDENTURE

                         DATED AS OF SEPTEMBER 19, 1995

                             ----------------------


                        $50,000,000 7 1/4% NOTES DUE 2002

                        $100,000,000 7 3/8% NOTES DUE 2005


                             ----------------------


                            SUPPLEMENT TO INDENTURE,
                     DATED AS OF SEPTEMBER 19, 1995, BETWEEN
                       DUKE REALTY LIMITED PARTNERSHIP AND
                       THE FIRST NATIONAL BANK OF CHICAGO


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          FIRST SUPPLEMENTAL INDENTURE, dated as of September 19, 1995, between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (the "Issuer"), having its principal offices at 8888 Keystone Crossing, Suite 1200, Indianapolis, Indiana 46420 and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association organized under the laws of the United States of America, as trustee (the "Trustee"), having its Corporate Trust Office at 14 Wall Street, Eighth Floor - Window 2, New York, New York 10005.


                                    RECITALS

          WHEREAS, the Issuer executed and delivered its Indenture (the "Original Indenture"), dated as of September 19, 1995, to the Trustee to issue from time to time for its lawful purposes debt securities evidencing its unsecured and unsubordinated indebtedness.

          WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities and establish the form and terms and conditions thereof.

          WHEREAS, the Issuer intends by this Supplemental Indenture to (i) create a series of debt securities, in an aggregate principal amount not to exceed $50,000,000, entitled "Duke Realty Limited Partnership 7 1/4% Notes due 2002" (the "2002 Notes"); (ii) create a series of debt securities, in an aggregate principal amount not to exceed $100,000,000, entitled "Duke Realty Limited Partnership 7 3/8% Notes due 2005" (the "2005 Notes, and together with the 2002 Notes, the "Notes"); and (iii) establish the form and the terms and conditions of such Notes.

          WHEREAS, the Board of Directors of Duke Realty Investments, Inc., the general partner of the Issuer, acting through authority delegated to its Finance Committee, has approved the creation of the Notes and the form, terms and conditions thereof.

          WHEREAS, the consent of Holders to the execution and delivery of this Supplemental Indenture is not required, and all other actions required to be taken under the Original Indenture with respect to this Supplemental Indenture have been taken.

          NOW, THEREFORE IT IS AGREED:


                                   ARTICLE ONE
   DEFINITIONS, CREATION, FORM AND TERMS AND CONDITIONS OF THE DEBT SECURITIES

     SECTION 1.01 DEFINITIONS. Capitalized terms used in this Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

          "DTC" means The Depository Trust Company.

          "GLOBAL NOTE" means a single fully-registered global note in book-entry form, without coupons, substantially in the form of Exhibit A or Exhibit B attached hereto.

          "INDENTURE" means the Original Indenture as supplemented by this First Supplemental Indenture.

          "MAKE-WHOLE AMOUNT" means, in connection with any optional redemption or accelerated payment of any 2005 Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the 2005 Notes being redeemed or paid.

          "NOTES" means the 2002 Notes together with the 2005 Notes.

          "2002 NOTES" means the Issuer's 7 1/4% Notes due September 22, 2002, a form of which is attached hereto as Exhibit A.

          "2005 NOTES" means the Issuer's 7 3/8% Notes due September 22, 2005, a form of which is attached hereto as Exhibit B.

          "REDEMPTION PRICE" means the sum of (i) the principal amount of the 2005 Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.

          "REINVESTMENT RATE" means .25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

          "STATISTICAL RELEASE" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

     SECTION 1.02 CREATION OF THE DEBT SECURITIES. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates each of the 2002 Notes and the 2005 Notes as separate series of its debt securities issued pursuant to the Indenture. The 2002 Notes shall be issued in an aggregate principal amount not to exceed $50,000,000. The 2005 Notes shall be issued in an aggregate principal amount not to exceed $100,000,000.

     SECTION 1.03 FORM OF THE DEBT SECURITIES. Each series of Notes will be represented by a single fully-registered global note in book-entry form, without coupons, registered in the name of the nominee of DTC. The 2002 Notes shall be in the form of Exhibit A attached hereto and the 2005 Notes shall be in the form of Exhibit B attached hereto. So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, will be considered the sole owner or holder of the notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in the Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or persons that hold interests through participants (with respect to beneficial interests of beneficial owners).


     SECTION 1.04 TERMS AND CONDITIONS OF THE DEBT SECURITIES. The Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this First Supplemental Indenture, and in particular, the following provisions shall be terms of the Notes:

     (a) OPTIONAL REDEMPTION. The 2002 Notes may not be redeemed by the Issuer prior to the maturity date of such Notes. The Issuer may redeem the 2005 Notes at any time after September 22, 2002 at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the Redemption Price.

     If notice has been given as provided in the Original Indenture and funds for the redemption of any 2005 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the 2005 Notes will be to receive payment of the Redemption Price.

     Notice of any optional redemption of any 2005 Notes will be given to Holders at their addresses, as shown in the Security Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the 2005 Notes held by such Holder to be redeemed.

     If less than all the 2005 Notes are to be redeemed at the option of the Issuer, the Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of 2005 Notes to be redeemed and their Redemption Date. The Trustee shall select, in such manner as it shall deem fair and appropriate, 2005 Notes to be redeemed in whole or in part.

     (b) PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest payments on interests represented by a Global Note will be made to DTC or its nominee, as the case may be, as the registered owner of such Global Note. All payments of principal and interest in respect of the Notes will be made by the Issuer in immediately available funds.

     (c)  APPLICABILITY OF DEFEASANCE OR COVENANT DEFEASANCE.  The provisions of
Article 14 of the Original Indenture shall apply to the Notes.


                                   ARTICLE TWO
                                     TRUSTEE

     SECTION 2.01 TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution thereof by the Issuer. The recitals of fact contained herein shall be taken as the statements solely of the Issuer, and the Trustee assumes no responsibility for the correctness thereof.


                                  ARTICLE THREE
                            MISCELLANEOUS PROVISIONS


     SECTION 3.01 RATIFICATION OF ORIGINAL INDENTURE. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

     SECTION 3.02 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 3.03 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Supplemental Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

     SECTION 3.04 SEPARABILITY CLAUSE. In case any one or more of the provisions contained in this Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 3.05 GOVERNING LAW. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

     SECTION 3.06 COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                              DUKE REALTY LIMITED PARTNERSHIP

                                   By:  Duke Realty Investments, Inc.,
                                             as General Partner


                                        By: /s/ Dennis D. Oklak
                                           --------------------------------
                                             Name: Dennis D. Oklak
                                             Title: Vice President


Attest:

/s/ Dayle M. Eby
-------------------------
Name: Dayle M. Eby
Title: Secretary



                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee


                                   By: /s/ Janice Ott Rotunno
                                      -------------------------------------
                                        Name: Janice Ott Rotunno
                                        Title: Assistant Vice President
Attest:

/s/ Barbara G. Grosse
-------------------------
Name: Barbara G. Grosse
Title: Assistant Vice President
       and Assistant Secretary

STATE OF ___________          )
                              ) ss:
COUNTY OF __________          )


     On the ___________ day of __________ 1995, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _____________________________________, that he/she is
________________ of DUKE REALTY INVESTMENTS, INC., the general partner of DUKE REALTY LIMITED PARTNERSHIP, one of the parties described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by authority of the Board of Directors.

[Notarial Seal]

                         --------------------------------------------------
                         Notary Public
                         COMMISSION EXPIRES

STATE OF ____________    )
                         ) ss:
COUNTY OF ____________   )


     On the __________ day of __________ 1995, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _____________________________________, that he/she is a _______________ of THE FIRST NATIONAL BANK OF CHICAGO, one of the parties described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by authority of the Board of Directors.

[Notarial Seal]


                         --------------------------------------------------
                         Notary Public
                         COMMISSION EXPIRES

                                                                       EXHIBIT A


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                                            REGISTERED

NO. [__________]                                                PRINCIPAL AMOUNT

CUSIP NO. 264414AN3                                                 $50,000,000
          --------

                         DUKE REALTY LIMITED PARTNERSHIP

                              71/4% NOTES DUE 2002

          Duke Realty Limited Partnership, an Indiana limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of Fifty Million Dollars on September 22, 2002 (the "Maturity Date"), and to pay interest thereon from September 22, 1995 (or from the most recent interest payment date to which interest has been paid or duly provided for), semi-annually on March 22 and September 22 of each year (each, an "Interest Payment Date"), commencing on March 22, 1996, and on the Maturity Date, at the rate of 71/4% per annum, until payment of said principal sum has been made or duly provided for.

          The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the "Record Date" for such payment, which will be 15 days (regardless of whether such day is a Business Day (as defined below)) prior to such payment date or the Maturity Date, as the case may be. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such record date, and shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than five Business Days (as defined below) prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 15 days preceding such subsequent record date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

          The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in the City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer, or exchange and where notices or demands to or upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

          Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including September 22, 1995, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), the required payment of interest or principal or both, as the case may be, will be made on the next Business Day with the same force and effect as if it were made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day, other than a Saturday or a Sunday, on which banking institutions in The City of New York are open for business.

          Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Note shall not be entitled to the benefits of the Indenture referred to on the reverse hereof or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under such Indenture.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated: September 22, 1995



                         DUKE REALTY LIMITED PARTNERSHIP,
                              as Issuer

                         By:  DUKE REALTY INVESTMENTS, INC.,
                                as General Partner


                         By:
                              ---------------------------------------------
                              Name:
                              Title:



                         By:
                              ---------------------------------------------
                              Name:
                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.



                              THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Trustee


                              By:
                                 ------------------------------------------
                                   Authorized Officer

                                [REVERSE OF NOTE]

                         DUKE REALTY LIMITED PARTNERSHIP

                              71/4% NOTES DUE 2002


          This security is one of a duly authorized issue of debentures, notes, bonds, or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture dated as of September 19, 1995 (herein called the "Indenture"), duly executed and delivered by the Issuer to The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this security reference is hereby made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuer, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This security is one of a series designated as the 71/4% Notes due September 22, 2002 of the Issuer, limited in aggregate principal amount to $50,000,000.

          In case an Event of Default with respect to this security shall have occurred and be continuing, the principal hereof and Make-Whole Amount, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

          The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Security so affected, (i) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or
(ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities, the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults thereunder. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all series of Securities) may on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be) waive any such past default or Event of Default and its consequences, prior to any declaration accelerating the maturity of such Securities, or, subject to certain conditions, may rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of the security and any securities that may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this security or such other securities.

          No reference herein to the Indenture and no provision of this security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any Make-Whole Amount and interest on this security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

          This security is issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. Securities may be exchanged for a like aggregate principal amount of securities of this series of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge except for any tax or other governmental charge imposed in connection therewith.

          Upon due presentment for registration of transfer of Securities at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of the same series of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Issuer, the Trustee or any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this security is registered as the absolute owner of this security (whether or not this security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and Make-Whole Amount, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

          The Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

          Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this security.

                                                                       EXHIBIT B


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                                            REGISTERED

NO. [__________]                                                PRINCIPAL AMOUNT

CUSIP NO. 264414AP8                                                 $100,000,000
          ---------

                         DUKE REALTY LIMITED PARTNERSHIP

                              73/8% NOTES DUE 2005

          Duke Realty Limited Partnership, an Indiana limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of One Hundred Million Dollars on September 22, 2005 (the "Maturity Date"), and to pay interest thereon from September 22, 1995 (or from the most recent interest payment date to which interest has been paid or duly provided for), semi-annually on March 22 and September 22 of each year (each, an "Interest Payment Date"), commencing on March 22, 1996, and on the Maturity Date, at the rate of 73/8% per annum, until payment of said principal sum has been made or duly provided for.

          The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the "Record Date" for such payment, which will be 15 days (regardless of whether such day is a Business Day (as defined below)) prior to such payment date or the Maturity Date, as the case may be. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such record date, and shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than five Business Days (as defined below) prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 15 days preceding such subsequent record date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

          The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in the City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer, or exchange and where notices or demands to or upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

          Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including September 22, 1995 in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), the required payment of interest or principal or both, as the case may be, will be made on the next Business Day with the same force and effect as if it were made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day, other than a Saturday or a Sunday, on which banking institutions in The City of New York are open for business.

          Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Note shall not be entitled to the benefits of the Indenture referred to on the reverse hereof or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under such Indenture.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.


Dated: September 22, 1995



                         DUKE REALTY LIMITED PARTNERSHIP,
                              as Issuer

                         By:  DUKE REALTY INVESTMENTS, INC.,
                                as General Partner


                         By:
                              ---------------------------------------------
                              Name:
                              Title:



                         By:
                              ---------------------------------------------
                              Name:
                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.



                              THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee


                              By:
                                 ------------------------------------------
                                 Authorized Officer

                                [REVERSE OF NOTE]

                         DUKE REALTY LIMITED PARTNERSHIP

                              7 3/8% NOTES DUE 2005


          This security is one of a duly authorized issue of debentures, notes, bonds, or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture dated as of September 19, 1995 (herein called the "Indenture"), duly executed and delivered by the Issuer to The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this security reference is hereby made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuer, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This security is one of a series designated as the 7 3/8% Notes due September 22, 2005 of the Issuer, limited in aggregate principal amount to $100,000,000.

          In case an Event of Default with respect to this security shall have occurred and be continuing, the principal hereof and Make-Whole Amount, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

          The Issuer may redeem this security, at any time after September 22, 2002 at the option of the Issuer, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of this security being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to this security (the "Redemption Price"). Notice of any optional redemption of any Securities will be given to Holders at their addresses, as shown in the Security Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Securities held by such Holder to be redeemed.

          The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Security so affected, (i) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities, the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults thereunder. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all series of Securities) may on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be) waive any such past default or Event of Default and its consequences, prior to any declaration accelerating the maturity of such Securities, or, subject to certain conditions, may rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of the security and any securities that may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this security or such other securities.

          No reference herein to the Indenture and no provision of this security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any Make-Whole Amount and interest on this security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

          This security is issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. Securities may be exchanged for a like aggregate principal amount of securities of this series of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge except for any tax or other governmental charge imposed in connection therewith.

          Upon due presentment for registration of transfer of Securities at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of the same series of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Issuer, the Trustee or any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this security is registered as the absolute owner of this security (whether or not this security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and Make-Whole Amount, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

          The Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

          Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this security.